Exhibit 99.3

Acquisition of theKraft Papers Business of International Paper Company by Stone Arcade Acquisition Corporation

Investor Presentation The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K/A filed by Stone Arcade Acquisition Corporation (“Stone Arcade” or “SCDE”) on October 10, 2006. SCDE is holding presentations for its stockholders regarding its proposed purchase of the Kraft Papers Business (“KPB”), a Division of International Paper Company (“IP”), as described in an earlier Form 8-K filed by SCDE which describes the acquisition in more detail. Morgan Joseph & Co. Inc. (“Morgan Joseph”), the managing underwriter of SCDE’s initial public offering (“IPO”) consummated in August 2005, along with the co-managers are assisting SCDE in these efforts and will receive an advisory fee equal to $1.2 million. SCDE and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of SCDE’s stockholders to be held to approve this transaction. To date, Morgan Joseph and the co-managers’ activities have not included actions that would deem such firms to be engaged in the solicitation of proxies for SCDE, although the firms may be so engaged in the future.Stockholders of SCDE and other interested persons are advised to read SCDE’s preliminary proxy statement, as amended, and definitive proxy statement, when available, in connection with SCDE’s solicitation of proxies for the special meeting to approve the acquisition because these proxy statements will contain important information. Such persons can also read SCDE’s final prospectus, dated August 15, 2005, as well as periodic reports, for more information about SCDE, its officers and directors, and their individual and group security ownership in SCDE, and interests in the successful consummation of this business combination. Stockholders may also refer to the SCDE proxy statement for information about Morgan Joseph’s security holdings in SCDE. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at (http://www.sec.gov).

Safe Harbor This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about SCDE, KPB and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of SCDE’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: continued compliance with government regulations; changing legislation or regulatory environments; requirements or changes affecting the businesses in which KPB is engaged; paper industry trends, including factors affecting supply and demand; KPB’s dependence on a limited number of customers; labor and personnel relations; credit or currency risks affecting KPB’s revenue and profitability; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in SCDE’s filings with the Securities and Exchange Commission, including its report on form 10-K for the period ended December 31, 2005. The information set forth herein should be read in light of such risks. Neither SCDE, nor KPB assumes any obligation to update the information contained in this presentation. This presentation contains disclosures of EBITDA for certain periods, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Our Mission Our mission is to acquire a profitable company in the paper and packaging sector at a reasonable price which could benefit from our manufacturing, sales and transactional experience, and serve as a platform for growth. We believe that the transaction described in the following presentation meets our initial goals. Roger Stone

Contents Background Transaction Summary Financial Overview Investment Considerations Business Overview Conclusion APPENDICES A. Management and Board of Directors Biographies B. Selected Publicly-Announced Paper & Packaging Transactions C. Comparable Publicly Traded Companies

BackgroundIn August 2005, Stone Arcade raised gross proceeds of $120 million through the public sale of 20 million units (priced at $6.00/unit), each consisting of one share of common stock and two warrants exercisable at $5.00/share, to pursue a business combination in the paper, packaging, forest products and related industries Approximately $111 million of the proceeds or about $5.54/share ($5.68 with interest as of 6/30/06) were placed in a trust account pending completion of a transaction On June 23rd, 2006, Stone Arcade’s wholly-owned subsidiary entered into a definitive agreement (the “Purchase Agreement”) to acquire the assets, subject to certain liabilities, of the Kraft Papers Business (“KPB”), a Division of International Paper Company (“IP”), consisting of IP’s integrated pulp and paper mill based in Roanoke Rapids, North Carolina and Ride Rite® Converting based in Fordyce, Arkansas On July 27, 2006, Stone Arcade filed its initial proxy statement and on September 22, 2006, Stone Arcade filed its amended proxy statement Following the approval of the transaction by shareholders, Stone Arcade will be renamed KapStone Paper and Packaging Corporation

Two operating businesses: KRAFT PRODUCTS include unbleached kraft paper and lightweight linerboard produced in Roanoke Rapids, NC (84% of total 2005 revenues) Kraft paper and lightweight linerboard sold to converters for five primary end-uses: multiwall bags, roll wrap, specialty converting, corrugated boxes and grocery bags and sacks INFLATABLE DUNNAGE PRODUCTS produced at the Ride Rite ® Converting facility in Fordyce, AR (16% of total 2005 revenues) Dunnage bags are used in the transportation industry to secure and protect goods during shipment Unbleached kraft paper from Roanoke Rapids is a major raw material in the manufacture of dunnage bags The Roanoke Rapids mill is the nation’s largest producer of unbleached kraft paper with an annual production of approximately 400,000 tons Ride Rite ® Converting introduced inflatable dunnage products in 1965 and is believed to be the industry leader Transaction Summary KPB Business

Transaction Summary Valuation Purchase price: $155 million in cash at closing Two contingent earn-out payments (A & B), payable at the end of 5 years after the closing Earn-outs A & B: Earn-out “A” Maximum payment of $35 million based on the product of the average annual EBITDA for the 5 years following the transaction, multiplied by 5.3x, less $165 million. The maximum payment will be earned if the average annual EBITDA for the period equals or exceeds $37.7 million. Present value of “A”, if fully earned (applying an 8% discount rate) is $23.8 million Earn-out “B” A payment of $25 million will be made if, and only if, the average annual EBITDA for the five years following the transaction meets or exceeds $49.2 million. Present value of “B”, if earned (applying an 8% discount rate), is $17.0 million A1 A2 B A1Earn-out “A” begins to earn A2Earn-out “A” paid in full B Earn-out “B” paid in full Purchase Price Analysis3.0x3.5x4.0x4.5x5.0x5.5x$30.0$32.5$35.0$37.5$40.0$42.5$45.0$47.5$50.0$52.5$55.0Average 5-Year EBITDA ($ in millions)PV of Purchase Price (Including Contingent Payments Earned) / Average 5-Year EBITDA

Financial Overview

KPB-Only Historical Financial Information

($ in millions)	For the Year Ended December 31, 2003	2004	2005
Total Net Revenue	$231.2	$188.6	$223.4
EBITDA	21.4	12.0	32.2
Capital Expenditures	9.2	21.1	8.1
Key Metrics			
Total Net Revenue Growth	*NA*	*-18.4%*	*18.5%*
EBITDA Margin	*9.3%*	*6.4%*	*14.4%*

- In 2003, IP reduced production of linerboard and increased production of kraft paper at Roanoke Rapids in order to optimize grades and costs among several of its mills in the context of its vertically integrated operations
  - An independent operator would have operated closer to capacity
  - Kraft pricing environment was unfavorable as well
- 2004 results reflect reduced production of 104,000 tons due to downtime and slower-than-expected start-up associated with the strategic conversion of one of the two paper machines from linerboard to kraft paper as well as reduced capacity
- Improved 2005 results primarily reflect resumption of normalized mill operations as well as a slightly improved pricing environment
  - 2005 results do not include bleached paper sales commissions of approximately $1.0 million

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Financial Overview KPB-Only Historical Financial Information KPB GENERATED $25.4 MILLION OF EBITDA IN THE 6 MONTHS ENDED 6/30/2006, A 56.7% INCREASE OVER THE CORRESPONDING PERIOD IN 2005 Improved performance expected in 2006 as result of price increases, the full benefit of which has not been reflected in KPB’s operating results to date, as well as mix change and improved productivity ($ in millions) 6 Mos. Ended LTM 6/30/2005 6/30/2006 6/30/2006 Total Net Revenue $109.9 $125.2 $238.7 EBITDA 16.2 25.4 41.4 Capital Expenditures 5.8 2.8 5.1 Key Metrics Total Net Revenue Growth NA 14.0% NA EBITDA Margin 14.7% 20.3% 17.3%

Financial Overview Selected Pro Forma Consolidated Financial Information (a) 100% vote in favor of transaction will leave approximately $25 million excess cash at parent post closing (a) Detailed pro forma financial statements and footnotes can be found in Stone Arcade’s amended proxy statement ($ in millions, except EPS) 12 Mos. Ended 12/31/2005 6 Mos. Ended 6/30/2006 No Redemption Max Redemption No Redemption Max Redemption Total Net Revenue $224.4 $224.4 $125.2 $125.2 EBITDA 30.3 30.3 23.9 23.9 Operating Income 23.1 23.1 20.3 20.3 Net Income 12.1 11.4 11.6 11.3 Basic EPS $0.48 $0.54 $0.46 $0.54 Fully Diluted EPS $0.44 $0.49 $0.40 $0.45 ($ in millions) No Redemption Max Redemption Amount Percent Amount Percent Net Capitalization - 6/30/2006: Net Debt $40.2 26.2% $62.8 41.0% Stockholders’ Equity 113.2 73.8% 90.5 59.0% Total Net Capitalization 153.4 100.0% 153.3 100.0% Net Debt - 6/30/2006: Revolver $5.0 $5.0 Current Portion of Long Term Debt 7.5 7.5 Long Term Debt 52.5 52.5 Total Debt 65.0 65.0 Less: Excess Cash (24.8) (2.2) Net Debt 40.2 62.8

Financial Overview

Sources and Uses of Funds (a)

($ in thousands) Sources of Funds	Amount	% Total	Uses of Funds	Amount	% Total
Bank Revolver	$5,000	3.2%	Purchase of Assets (b)	$155,000	100.0%
Senior Term Loan	60,000	38.7%	Estimated Working Capital Adjustment	(3,900)	-2.5%
Stone Arcade Cash	90,000	58.1%	Estimated Transaction Costs	3,900	2.5%
	$155,000	100.0%		$155,000	100.0%

- Terms of senior credit facility:
  - $35 million revolver ($5.0 million drawn at closing), priced initially at LIBOR + 150 bp
  - $60 million five-year secured term loan, priced initially at LIBOR + 175 bp
- Conservative capital structure Net Debt / LTM EBITDA :
  - At subsidiary level: 1.57x
  - On a consolidated basis: 0.97x (c)

(a) *Represents sources and uses of funds at the subsidiary level*

(b) *Excludes assumption of certain long term liabilities for employee benefits and future asset retirement obligations*

(c) *Assumes 100% vote in favor of transaction*

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The acquisition of KPB is an important first step for Stone Arcade and provides a solid platform for expansion Stone Arcade is purchasing a low cost producer of kraft paper at an attractive price and terms. The cash purchase price multiple paid at closing of 4.8x 2005 EBITDA (3.7x LTM EBITDA) compares favorably to recent paper and packaging transactions, where the average EBITDA multiple was 7.8x, (See Appendix B) as well as current industry multiples for publicly traded companies (See Appendix C) Multiple acquisition opportunities for forward integration exist in a broad range of converting/ distribution businesses, including: multi-wall bags, corrugated containers, retail and grocery bags, and specialty products Messrs. Stone and Kaplan are being released from existing non-compete agreements with IP Messrs. Stone and Kaplan provide proven operating and marketing expertise and, along with Arcade Partners, have a long history of growing companies through strategic acquisitions Stone Arcade will have a conservative capital structure and, therefore, will be in a strong position to expand the business through strategic acquisitions Investment ConsiderationsOpportunity for Stone Arcade

Investment Considerations

KPB

- Market Leader in both Kraft Paper and Dunnage
  - Stone Arcade management believes that Roanoke Rapids is North America's largest kraft paper mill, and Ride Rite® has the leading share in the inflatable dunnage market
- Low Cost Producer
  - Stone Arcade management believes Roanoke Rapids is among the lowest cost producers of kraft paper in the U.S.
  - Energy efficient profile
    - 60% self-generated
    - 20-25% generated from coal
    - Not reliant on natural gas
- Strong Long-Term Customer Relationships
- Extensive Product Portfolio
  - Unbleached kraft paper and lightweight linerboard are produced in a wide variety of basis weights, and KPB will also market bleached kraft paper manufactured by IP on a commission basis
  - Ride Rite® Converting produces over 230 varieties of dunnage bags
- Well Invested Asset Base With Low Ongoing Maintenance Capital Expenditures
  - $63 million of capital has been spent over the past five years, including approximately $24 million for strategic and cost-reduction capital projects, $12 million to ensure environmental and regulatory compliance, as well as $27 million for production plant maintenance
  - Approximately $3.4 million of annual capital expenditure is needed for ongoing maintenance
- Opportunities Exist to Increase Capacity and Improve Margins with Minimal Capital Expenditures

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Improving performance in the kraft paper sector After bottoming in 2003, kraft prices have increased Each $10/ton price increase is estimated to enhance KPB’s EBITDA by $3.9 million Dunnage business is benefiting from the growth of the trucking industry, and expansion into new markets such as regional retail distribution center transportation Favorable market conditions Balanced supply – kraft paper capacity has contracted in recent years Since 1995, 920,000 tons of annual capacity have been permanently eliminated Manufacturers have demonstrated significant supply discipline Steady demand Investment ConsiderationsMarket Fundamentals

Business Overview Summary of Operating Businesses Does not include eliminations 2005 Revenues (a)Facility Locations2005 EBITDARoanoke Rapids84%Ride Rite ®16%Roanoke Rapids78%Ride Rite ®22%

Business Overview Leading Market Position – Unbleached Kraft Paper 2004 North American Unbleached Kraft Paper Supply Position KPB is the largest producer of unbleached kraft paper in the North America Total Unbleached Kraft Paper Tons: 1,797,000 Source: Compiled from American Forest & Paper Association reports dated December 2004 and company reports Copamex5%Grupo Durango6%Canfor6%Tolko7%Delta Natural9%Georgia Pacific10%Smurfit-Stone11%Longview Fibre12%KPB19%All Others8%West Fraser3%Cascades4%

Business Overview Roanoke Rapids – 2005 Revenues by Product Specialty Converting 22% Multiwall 54% Lightweight Linerboard 3% Rollwrap 13% Grocery Bag & Sack 8%

Business Overview Linerboard Resource Information Systems, Inc. (RISI) estimates that total U.S. demand for unbleached linerboard was approximately 17.3 million tons in 2004. KPB management plans to focus on linerboard grades 37# and below Light Weight Linerboard Sales Volume: Grade 37# and Below North American Historical and Projected Linerboard Prices Source: American Forest and Paper Association (AFPA) and Resource Information Systems, Inc. (RISI)4.64.85.05.25.45.65.86.020012002200320042005Millions of Tons

Business Overview Ride Rite® Converting Business Leader in inflatable dunnage bags Protect goods and packaging from damage during transit Focused on trucking industry Growth in dunnage bags expected as shipments by truck and rail increase YTD unit growth of 8.6% Modest capital expenditures could increase capacity substantially Generated consistent EBITDA growth at a CAGR of 10.6% per year from 2002-2005 Strong long-term customer relationships Opportunity to substantially increase size of market. Inflatable dunnage bags are well positioned to increase share of dunnage market High return on assets, stable and growing performance

Conclusion KPB is a unique platform for growth and profitFavorable Market Dynamics Favorable pricing for kraft paper expected to continue Substantial industry-wide manufacturing capacity has been withdrawn Ride Rite® business positioned to benefit from continued growth in shipping Conservative Capitalization At closing, Consolidated Net Debt / LTM EBITDA of 0.97x (assuming 100% vote in favor of transaction) Excess cash at closing – approximately $25 million (assuming 100% vote in favor of transaction) Significant borrowing capacity to fund future acquisitions Strong Sponsorship Roger W. Stone and Matthew Kaplan can apply their extensive industry expertise, together with Arcade’s M&A skills, to use KPB as a platform to build a significant paper and packaging enterprise KPB – A Unique Asset Purchase ? #1 Market Positions ? Experienced Management Team and Employees ? Acquiring Assets at Attractive Value ? Low Ongoing Maintenance Capital Expenditures ? Platform for Future Acquisitions ? Extensive Product Portfolio ? Excellent Cost Structure ? Strong Relationships with Long-Term Customers ? Excellent Energy Profile ? Expansion Opportunities at Low Capital Cost

APPENDICES

A: Management and Board of Directors Biographies Roger W. Stone, Chairman, CEO Roger W. Stone has been the CEO and Chairman of the Board of SCDE since its inception. Mr. Stone has been Manager of Stone-Kaplan Investments, LLC, a private investment company, since July 2004. He was Chairman and Chief Executive Officer of Box USA Holdings, Inc., the largest independent US corrugated box manufacturer, from July 2000 until the sale of that company to IP in July 2004. Mr. Stone was Chairman, President and CEO of Stone Container Corporation from March 1987 to November 1998 when it merged with Jefferson Smurfit Corporation, at which time he became President and CEO of Smurfit-Stone Container Corporation. Mr. Stone received a B.S. in Economics from the Wharton School at the University of Pennsylvania. Matthew Kaplan, President Matthew Kaplan has been the President and a member of the Board of SCDE since its inception. Mr. Kaplan has been Manager of Stone-Kaplan Investments, LLC, a private investment company, since July 2004. He was President and COO of Box USA Holdings, Inc., from July 2000 until July 2004. Mr. Kaplan began his career at Stone Container Corporation in 1979 and was serving as its Senior Vice President and General Manager of North American Operations when Stone Container Corporation merged with Jefferson Smurfit Corporation in November 1998. He was Vice President/ General Manager Container Division with Smurfit-Stone Container Corporation until March 1999. Mr. Kaplan received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from the University of Chicago. Mr. Kaplan is the son-in-law of Roger W. Stone. Tim Keneally, VP, General Manager Tim Keneally is a 33-year veteran of IP where he has been the President of KPB since December 2004. He has held a variety of positions at IP including VP of Specialty Packaging, VP/GM of Flexible Packaging, General Manager of the Multiwall Group and Operations Manager for the Retail Group. Mr. Keneally has a Bachelor of Arts degree from Marist College. John M. Chapman, Director John Chapman is a founding shareholder and has been a member of SCDE’s board of directors since inception. Mr. Chapman is a co-founder and has been a managing member of Arcade Partners LLC, a private equity firm since November 2003. Since January 2004, he has been a Managing Director of Washington & Congress Managers, a private equity firm. From March 1990 through December 2003, he was employed by Triumph Capital Group, Inc, a private equity firm, last serving as a Managing Director. Mr. Chapman received a B.A. from Bates College and an M.B.A. from the Tuck School of Business at Dartmouth College. Jonathan R. Furer, Director Jonathan Furer is a founding shareholder and has been a member of SCDE’s board of directors since inception. Mr. Furer is a co-founder and has been a managing member of Arcade Partners LLC since November 2003. Since January 2004, he has been a Managing Director of Washington & Congress Managers. From March 2000 through December 2003, he was a Managing Director of Triumph Capital Group, Inc. From December 1998 until February 2000, he was a Managing Director of MG Group, LLC, a private equity firm he co-founded. Mr. Furer received a B.B.A. from George Washington University. Muhit U. Rahman, DirectorMuhit Rahman is a founding shareholder and has been a member of SCDE’s board of directors since inception. Mr. Rahman is a co-founder and has been a managing member of Arcade Partners LLC since November 2003. Since January 2004, he has been a Managing Director of Washington & Congress Managers. From November 1993 through December 2003, he was a Managing Director of Triumph Capital Group. Mr. Rahman received a B.S. from Yale University and an M.B.A. from the Anderson School of Management at UCLA.

B: Selected Publicly-Announced Paper & Packaging Transactions

Announced	Target	Acquirer	EBITDA Multiple
June 2006	IP's coated and supercalendered papers business	Apollo Management, L.P.	7.2x
May 2006	Smurfit-Stone Container Enterprises Inc.'s consumer packaging business	Texas Pacific	7.3x
February 2006	Packaging Dynamics Corp.	Thilmany, LLC	8.5x
November 2005	Georgia Pacific Corp.	Koch Forest Products, Inc.	7.7x
August 2005	Carter Holt Harvey Ltd.	Rank Group Investments Limited	8.3x
		Average	**7.8x**

Source: Public filings and research reports

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C: Comparable Publicly Traded Companies

($ millions)						TEV to:						Price / Earnings		
	Ticker	Firm	Equity	LTM		Sales			EBITDA					
Company	Symbol	Value	Value (a)	Sales	EBITDA	LTM	CY 2006E	CY 2007E	LTM	CY 2006E	CY 2007E	LTM	CY 2006E	CY 2007E
Kimberly-Clark Corp.	NYSE:KMB	$34,470.6	$29,966.5	$16,220.0	$3,451.1	2.12x	2.07x	1.99x	10.0x	9.9x	9.5x	17.5x	16.8x	15.7x
International Paper Co.	NYSE:IP	27,862.6	17,129.6	24,613.0	2,722.4	1.13x	1.17x	1.20x	10.2x	10.0x	10.0x	34.4x	24.6x	16.4x
Weyerhaeuser Co.	NYSE:WY	23,492.6	15,236.6	22,651.0	3,136.0	1.04x	1.06x	1.12x	7.4x	7.6x	8.0x	16.8x	17.1x	16.6x
MeadWestvaco Corp.	NYSE:MWV	6,778.7	4,862.7	6,214.0	796.0	1.09x	1.05x	1.01x	8.5x	7.4x	6.5x	34.4x	27.9x	18.9x
Smurfit-Stone Container Corp. (b)	NasdaqNM:SSCC	6,729.2	2,842.2	8,428.0	422.5	0.80x	0.86x	0.90x	16.0x	9.0x	6.5x	NM	NM	11.7x
Temple-Inland Inc.	NYSE:TIN	6,172.0	4,312.0	5,210.0	771.0	1.18x	1.15x	1.12x	8.0x	6.4x	6.5x	16.3x	11.7x	12.0x
Sonoco Products Co.	NYSE:SON	4,106.8	3,390.3	3,571.7	490.7	1.15x	1.12x	1.07x	8.2x	8.0x	7.6x	16.8x	16.2x	14.9x
Bowater Inc.	NYSE:BOW	3,531.1	1,182.2	3,541.9	388.2	1.00x	0.98x	0.98x	9.1x	8.2x	6.8x	NM	NM	29.6x
Packaging Corp. of America	NYSE:PKG	2,999.7	2,398.0	2,043.8	276.4	1.47x	1.36x	1.32x	10.9x	7.8x	6.6x	43.5x	19.4x	14.2x
Graphic Packaging Corp.	NYSE:GPK	2,744.1	753.4	2,383.9	291.7	1.15x	1.13x	1.08x	9.4x	8.7x	NA	NM	NM	NM
Greif Inc.	NYSE:GEF	2,155.0	1,832.7	2,512.6	296.2	0.86x	0.83x	NA	7.3x	7.0x	NA	19.3x	17.7x	NA
Cascades, Inc.	TSX:CAS	2,008.6	902.3	3,106.7	244.6	0.65x	0.76x	0.77x	8.2x	8.4x	8.9x	NM	24.0x	22.5x
Rock-Tenn Co.	NYSE:RKT	1,579.5	720.0	2,097.1	194.3	0.75x	0.73x	0.70x	8.1x	7.3x	6.8x	35.6x	22.7x	14.8x
Chesapeake Corp.	NYSE:CSK	736.2	283.3	1,012.7	91.2	0.72x	0.72x	0.71x	8.1x	7.4x	7.5x	62.1x	47.6x	18.6x
				Average		1.08x	1.07x	1.07x	9.3x	8.1x	7.4x	29.7x	22.3x	16.8x
				Median		1.06x	1.06x	1.07x	8.4x	7.9x	7.1x	26.9x	19.4x	16.1x

Source: Public filings and research reports

(a) *Based on closing share prices as of October 3, 2006*

(b) *LTM EBITDA is adjusted for the sale of the consumer packaging business*

Stone Arcade Acquisition Corporation 25